SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF ORIGINAL REPORT: JULY 1, 1998

                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


               VIRGINIA                  0-23983              54-1816010
     (State of incorporation)         (Commission           (IRS Employer
                                      File Number)        Identification No.)


        306 EAST MAIN STREET                                     23219
         RICHMOND, VIRGINIA                                   (Zip Code)
       (Address of principal
         executive offices)


              Registrant's telephone number, including area code:
                                (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                      INDEX


                                                                           PAGE
                                                                          NUMBER
                                                                          ------

Item 7. Financial Statements, Pro Forma Financial Information Exhibits

     a. Independent Auditors' Report
        (Park Village Apartments)                                             4

        Historical Statement of Income and
        Direct Operating Expenses
        (Park Village Apartments)                                             5

        Note to Historical Statement of
        Income and Direct Operating
        Expenses (Park Village Apartments)                                    6

     b. Pro Forma Consolidated Statement of Operations for the Year ended December 31, 1997
        (unaudited)

        Pro Forma Statement of Operations
        for the three month period ended March 31, 1998
        (unaudited)

        Pro Forma Consolidated Balance Sheet as of
        March 31, 1998 (unaudited)

     c. Exhibits

          23.1 Consent of Independent Auditors
               (Park Village Apartments)

                                    ITEM 7.A.

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia

     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Park Village Apartments located in Bedford, Texas for the twelve month period ended May 31, 1998. This statement is the responsibility of the management of Park Village Apartments. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expense of Park Village Apartments (as defined above) for the twelve month period ended May 31, 1998, in conformity with generally accepted accounting principles.

                                             /s/ L.P. Martin & Co., P.C.

Richmond, Virginia
July 17, 1998

                             PARK VILLAGE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                   ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE

                           OPERATIONS OF THE PROPERTY

                        TWELVE MONTHS ENDED MAY 31, 1998


INCOME
    Rental and Other Income ....................        $1,282,097
                                                        ----------

DIRECT OPERATING EXPENSES
    Administrative and Other ...................           133,724
    Insurance ..................................            23,639
    Repairs and Maintenance ....................           196,698
    Taxes, Property ............................           136,061
    Utilities ..................................           118,510
                                                        ----------
         Total Direct Operating Expenses .......           608,632
                                                        ----------
         Operating income exclusive of items not
         comparable to the proposed future operations
         of the property .......................        $  673,465
                                                        ==========

                             PARK VILLAGE APARTMENTS

          NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSE
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTH PERIOD ENDED MAY 31, 1998


NOTE 1 -- ORGANIZATION

Park Village Apartments is a 238 unit garden style apartment complex located on approximately 9.97 acres in Bedford, Texas. The assets comprising the property were owned by Park Village Investment Partnership, an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. purchased the property on July 1, 1998.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition -- The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal fees, management fees and franchise taxes.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance -- Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacement are capitalized.

Advertising -- Advertising costs are expensed in the period incurred.

                                    ITEM 7.B.




The pro forma financial statements reflect, as applicable, property acquisitions of the registrant occurring on or before the date of filing of this report.

        PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
                         DECEMBER 31, 1997 (UNAUDITED)

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the 12 property acquisitions during 1997 and the 13 property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                HISTORICAL                                        PRO FORMA          MAIN PARK     TIMBERGLEN
                               STATEMENT OF      1997           PRO FORMA        BEFORE 1998         PRO FORMA      PRO FORMA
                                OPERATIONS   ACQUISITONS(F)    ADJUSTMENTS       ACQUISITIONS        ADJUSTMENTS    ADJUSTMENTS
---------------------------- ------------- ----------------- ---------------   ----------------   --------------- -------------
     DATE OF ACQUISITION            --             --               --                 --               2/4/98        2/13/98
Rental income                  $12,005,968    $ 5,392,558               --        $ 17,398,526       $ 1,469,496    $ 1,954,938
Rental expenses:
 Property and maintenance        3,571,484      1,982,189               --           5,553,673           536,090        477,771
 Taxes and insurance             1,765,741        706,939               --           2,472,680           225,564        258,159
 Property management               656,267             --      $   295,813 (A)         952,080                --             --
  General and administrative       351,081             --           67,262 (B)         418,343                --             --
  Amortization                      28,490             --                  --           28,490                --             --
  Depreciation of rental
    property                     1,898,003             --          792,074 (C)       2,690,077                --             --
                                 ---------      -----------        -----------       ---------       -----------    -----------

Total expenses                   8,271,066      2,689,128        1,155,149          12,115,343           761,654        735,930

Income before interest
 income (expense)                3,734,902      2,703,430       (1,155,149)          5,283,183           707,842      1,219,008
Interest income                    222,676             --               --             222,676             --
Interest expense                  (458,384)            --               --            (458,384)            --
                               -----------    -----------      -----------        ------------       -----------    -----------
Net income                     $ 3,499,194    $ 2,703,430     ($ 1,155,149)       $  5,047,475       $   707,842    $ 1,219,008

Basic and diluted earnings
 per common share              $      0.54                                        $       0.53
Wgt. avg. number of common
 shares outstanding              6,493,114                       3,106,405 (E)       9,599,519

                                 COPPER         BITTER        SUMMER         PARK                       HAYDEN'S       PACE'S
                                 RIDGE          CREEK          TREE        VILLAGE      COTTONWOOD      CROSSING        POINT
                               PRO FORMA      PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA       PRO FORMA     PRO FORMA
                              ADJUSTMENTS    ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS     ADJUSTMENTS   ADJUSTMENTS
---------------------------- --------------- ------------- ------------- ------------- ------------   ------------  -------------
     DATE OF ACQUISITION        3/31/98        5/8/98        6/1/98        7/1/98        7/9/98         7/24/98       7/17/98
Rental income                  $ 914,447    $ 2,629,983   $ 1,212,080   $ 1,282,097   $ 1,130,293      $ 920,520    $ 2,001,209
Rental expenses:
 Property and maintenance        589,618        926,213       485,827       448,932       433,721        322,981        598,984
 Taxes and insurance             119,708        295,801       151,473       159,700       148,133        105,530        245,347
 Property management                  --             --            --            --            --             --             --
 General and administrative           --             --            --            --            --             --             --
 Amortization                         --             --            --            --            --             --             --
 Depreciation of rental
   property                           --             --            --            --            --             --             --
                                 -------      ----------     -----------  ----------    ----------       --------   ------------
Total expenses                   709,326      1,222,014       637,300       608,632       581,854        428,511        844,331

Income before interest
 income (expense)                205,121      1,407,969       574,780       673,465       548,439        492,009      1,156,878
Interest income                       --             --            --            --            --             --             --

Interest expense                      --             --            --            --            --             --             --
                                 -------      ----------     -----------  ----------    ----------       ---------  ------------
Net income                     $ 205,121    $ 1,407,969   $   574,780   $   673,465   $   548,439      $ 492,009    $ 1,156,878

Basic and diluted earnings
 per common share

Wgt. avg. number of common
 shares outstanding

                                 PEPPER                     EMERALD
                                 SQUARE       NEWPORT         OAKS         ESTRADA
                                PRO FORMA     PRO FORMA     PRO FORMA      PRO FORMA     PRO FORMA      TOTAL
                               ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS    ADJUSTMENT    ADJUSTMENTS    PRO FORMA
---------------------------- ------------- ------------- ------------- -------------- ------------- --------------
     DATE OF ACQUISITION        7/17/98        7/24/98       7/24/98        7/27/98         --            --
Rental income                  $ 915,474    $ 1,177,562    $ 1,793,934   $ 1,650,389        --          $36,450,948
Rental expenses:
 Property and maintenance        267,618        403,047        488,345       482,765                     12,015,585
 Taxes and insurance             130,185        188,357       229,570   $    214,029        --            4,944,236
 Property management                  --             --             --            --      1,047,121(A)    1,999,201
 General and administrative           --             --             --            --        204,500(B)      622,843
 Amortization                         --             --             --            --        --               28,490
 Depreciation of rental
 property                             --             --             --            --      3,155,180(C)    5,845,257
                                --------     ----------     ----------    ----------    -----------      ----------
Total expenses                   397,803        591,404        717,915       696,794      4,406,801      25,455,612

Income before interest
 income (expense)                517,671        586,158      1,076,019       953,595     (4,406,801)     10,995,336
Interest income                       --             --             --            --        --              222,676

Interest expense                      --             --             --            --      (1,833,108)(E) (2,291,492)
                               ---------    ------------   -----------   -----------   --------------   ------------
Net income                     $ 517,671    $   586,158    $ 1,076,019   $   953,595   ($  6,239,909)   $ 8,926,520

Basic and diluted earnings
 per common share                                                                                       $      0.47

Wgt. avg. number of common
 shares outstanding
                                                                                           9,402,287 (D) 19,001,806


(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.
(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the interest expense for 5 of the 13 properties for the period in which the properties were not owned for the three months period ended March 31, 1998, interest was computed based on interest rates on the properties debt that was assumed at acquisition.

(E) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the net proceeds from the "best efforts" offering of $9 per share (net $7.83 per share) for the first $15 million and $10 per share (net $8.70 per share) above $15 million.

(F) Represents properties during 1997 for the period of time during 1997 not owned by the company, see page 60.

        PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
                          DECEMBER 31, 1997 (UNAUDITED)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.

                                  BROOKFIELD   EAGLE CREST   ASPEN HILLS   MILL CROSSING     POLO RUN      WILDWOOD
                                  PRO FORMA     PRO FORMA     PRO FORMA      PRO FORMA      PRO FORMA     PRO FORMA
                                 ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS    ADJUSTMENTS    ADJUSTMENTS   ADJUSTMENTS
                                ------------- ------------- ------------- --------------- ------------- -------------
      DATE OF ACQUISITIONS         1/31/97       1/31/97       1/31/97        2/28/97        03/31/97      03/31/97
Rental income                      $99,879       $266,385      $100,023       $151,389       $326,137      $202,389
Expenses
  Property and maintenance          32,430         74,735        51,643         77,882        121,983        78,111
  Taxes and insurance               12,720         36,546        12,099         19,230         40,508        25,216
  Property management                   --             --            --             --             --            --
  General and administrative            --             --            --             --             --            --
  Depreciation of real estate           --             --            --             --             --            --
  Amortization                          --             --            --             --             --            --
                                   -------       --------      --------       --------        -------       -------
                                    45,150        111,281        63,742         97,112        162,491       103,327

Income before interest income       54,729        155,104        36,281         54,277        163,646        99,062

 Interest income                        --             --            --             --             --            --
 Interest expense                       --             --            --             --             --            --
                                   -------       --------      --------       --------       --------      --------
Net income                         $54,729       $155,104      $ 36,281       $ 54,277       $163,646      $ 99,062

                                                                                                          COPPER
                                   TOSCANA      THE ARBORS    PACES COVE    CHAPAROSA     RIVERHILL      CROSSING
                                  PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA       TOTAL
                                 ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS    PRO FORMA
                                ------------- ------------- ------------- ------------- ------------- ------------- -------------
      DATE OF ACQUISITIONS         03/31/97      4/25/97       6/30/97        8/6/97        8/6/97       11/25/97
Rental income                      $270,812      $460,338      $916,348     $ 801,713     $ 892,295     $ 904,850    $5,392,558
Expenses
  Property and maintenance           82,722       102,132       314,521       286,943       338,906       420,181     1,982,189
  Taxes and insurance                35,674        60,729       128,306        97,242       124,028       114,641       706,939
  Property management                    --            --            --            --            --            --             0
  General and administrative             --            --            --            --            --            --             0
  Depreciation of real estate            --            --            --            --            --            --             0
  Amortization                           --            --            --            --            --            --             0
                                    -------       --------      --------     --------      --------      --------     ---------
                                    118,396       162,861       442,827       384,185       462,934       534,822     2,689,128

Income before interest income       152,416       297,477       473,521       417,528       429,361       370,028     2,703,430

 Interest income                        --            --            --            --            --            --              0
 Interest expense                       --            --            --            --            --            --              0
                                   --------      --------      --------     ---------     ---------     ---------    ----------
Net income                         $152,416      $297,477      $473,521     $ 417,528     $ 429,361     $ 370,028    $2,703,430


PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTH PERIOD ENDED
                           MARCH 31, 1998 (UNAUDITED)

The Unaudited Pro Forma Consolidated Statement of Operations for the three month period ended March 31, 1998 is presented as if the three property acquisitions on or prior to March 31, 1998, and the ten property acqiositions after March 31, 1998, had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the three month period ended March 31, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.

                                                                                        COPPER        BITTER
                                           HISTORICAL     MAIN PARK     TIMBERGLEN      RIDGE         CREEK
                                          STATEMENT OF    PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA
                                           OPERATIONS    ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS
                                         -------------- ------------- ------------- ------------- -------------
           DATE OF ACQUISITION                 --           2/4/98       2/13/98       3/31/98        5/8/98
Rental income                             $ 4,928,751     $ 122,458     $ 162,912     $ 228,612     $ 657,496
Rental expenses:
 Property and maintenance                   1,236,828        44,674        39,814       147,405       231,553
 Taxes and insurance                          738,151        18,797        21,513        29,927        73,950
 Property management                          257,038            --            --            --            --
 General and administrative                   162,873            --            --            --            --
 Amortization                                   8,484            --            --            --            --
 Depreciation of rental property              889,545            --            --            --            --
                                         ------------      --------      --------      --------     ---------
Total expenses                              3,292,919        63,471        61,327       177,332       305,503

Income before interest income
 (expense)                                  1,635,832        58,987       101,585        51,280       351,993
Interest income                               336,387            --            --            --            --
Interest expense                              (12,501)           --            --            --            --
                                          -----------     ---------     ---------     ---------     ---------
Net income                                $ 1,959,718     $  58,987     $ 101,585     $  51,280     $ 351,993

Basic and diluted earnings per
 common share                             $     $0.14
Wgt. avg. number of common
 shares outstanding                        13,882,117

                                             SUMMER         PARK                      HAYDEN'S       PACE'S        PEPPER
                                              TREE        VILLAGE      COTTONWOOD     CROSSING       POINT         SQUARE
                                           PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA
                                          ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS
                                         ------------- ------------- ------------- ------------- ------------- -------------
           DATE OF ACQUISITION               6/1/98        7/1/98        7/9/98       7/24/98       7/17/98       7/17/98
Rental income                              $ 303,020     $ 320,524     $ 282,573     $ 230,130     $ 500,302     $ 228,869
Rental expenses:
 Property and maintenance                    121,457       112,233       108,430        80,745       149,746        66,905
 Taxes and insurance                          37,868        39,925        37,033        26,383        61,337        32,546
 Property management                              --            --            --            --            --            --
 General and administrative                       --            --            --            --            --            --
 Amortization                                     --            --            --            --            --            --
 Depreciation of rental property                  --            --            --            --            --            --
                                           ---------     ---------     ---------     ---------      --------      --------
Total expenses                               159,325       152,158       145,463       107,128       211,083        99,451

Income before interest income
 (expense)                                   143,695       168,366       137,110       123,002       289,219       129,418
Interest income                                   --            --            --            --            --            --
Interest expense                                  --            --            --            --            --            --
                                           ---------     ---------     ---------     ---------     ---------     ---------
Net income                                 $ 143,695     $ 168,366     $ 137,110     $ 123,002     $ 289,219     $ 129,418

Basic and diluted earnings per
 common share

Wgt. avg. number of common
 shares outstanding

                                                          EMERALD
                                            NEWPORT         OAKS        ESTRADA
                                           PRO FORMA     PRO FORMA     PRO FORMA         PRO FORMA          TOTAL
                                          ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS       ADJUSTMENTS       PRO FORMA
                                         ------------- ------------- ------------- -------------------- -------------
           DATE OF ACQUISITION              7/24/98       7/24/98       7/27/98             --                --
Rental income                              $ 294,391     $ 448,484     $ 412,597                --       $ 9,121,119
Rental expenses:
 Property and maintenance                    100,762       122,086       120,691                --         2,683,329
 Taxes and insurance                          47,089        57,393        53,507                --         1,275,419
 Property management                              --            --            --       $   230,763 (A)       487,801
 General and administrative                       --            --            --            42,625 (B)       205,498
 Amortization                                     --            --            --                --             8,484
 Depreciation of rental property                  --            --            --           683,457 (C)     1,573,002
                                           ---------      --------     ---------       -----------        ----------
Total expenses                               147,851       179,479       174,198           956,845         6,233,533

Income before interest income
 (expense)                                   146,540       269,005       238,399          (956,845)        2,887,586
Interest income                                   --            --            --          (300,000)(D)        36,387
Interest expense                                  --            --            --          (458,277)(E)      (470,778)
                                           ---------     ---------     ---------       -----------       -----------
Net income                                 $ 146,540     $ 269,005     $ 238,399      ($ 1,715,122)      $ 2,453,195

Basic and diluted earnings per
 common share                                                                                             $     0.13
Wgt. avg. number of common
 shares outstanding                                                                      5,080,448 (F)    18,962,565

(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents reduction of interest income to reflect use of cash ($24 million) used to purchase properties, based on Company's actual investment income rate of 5%.

(E) Represents the interest expense for 5 of the 13 properties for the period in which the properties were not owned for the three months period ended March 31, 1998, interest was computed based on interest rates on the properties debt that was assumed at acquisition.


(F) Represents additional common shares, after consideration of cash, assuming the properties were acquired on January 1, 1998 with the net proceeds from the "best efforts" offering of $10 per share (net $8.70 per share) (Also see note D).

     PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 1998 (UNAUDITED)

The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1998 is presented as if the Company had owned the properties included in the table below as of March 31, 1998. In the opinion of management all adjustments necessary to reflect the effects of the Offering have been made.

The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1998, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.

                                                            BITTER          SUMMER          PARK                          HAYDEN'S
                                          HISTORICAL        CREEK            TREE          VILLAGE        COTTONWOOD      CROSSING
                                           BALANCE         PRO FORMA       PRO FORMA       PRO FORMA       PRO FORMA     PRO FORMA
                                            SHEET         ADJUSTMENTS     ADJUSTMENTS     ADJUSTMENTS     ADJUSTMENTS   ADJUSTMENTS
                                      ---------------- ---------------- --------------  --------------- ----------------------------
DATE OF ACQUISITION                                         5/8/98           6/1/98          7/1/98          7/9/98       7/24/97
ASSETS
Investment in rental property
 Land................................   $  19,242,535   $   3,168,273   $  3,023,280    $    856,800   $     465,120    $ 1,042,283
 Building and improvements ..........      95,914,449      10,606,827      2,790,720       6,283,200       5,348,880      3,695,369
 Furniture and fixtures .............       1,410,819              --             --              --              --             --
                                        -------------   -------------   ------------    ------------   -------------    -----------
                                          116,567,803      13,775,100      5,814,000       7,140,000       5,814,000      4,737,652
 Less accumulated depreciation.......      (2,787,548)             --             --              --              --             --
                                        -------------   -------------   ------------    ------------   -------------    -----------
                                          113,780,255      13,775,100      5,814,000       7,140,000       5,814,000      4,737,652

Cash and cash equivalents ..........      36,601,110     (13,775,100)    (5,814,000)     (7,140,000)     (5,814,000)             --
 Prepaid expenses ...................          90,784              --             --              --              --             --
 Other assets .......................         774,271              --             --              --              --             --
                                        -------------   -------------   ------------    ------------   -------------    -----------
                                           37,466,165     (13,775,100)    (5,814,000)     (7,140,000)     (5,814,000)            --
                                        -------------   -------------   ------------    ------------   -------------    -----------
Total Assets ........................   $ 151,246,420   $          --   $         --    $         --   $          --    $ 4,737,652
                                        =============   =============   ============    ============   =============    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
 Notes payable ......................              --              --             --              --              --    $ 3,072,399
 Accounts payable ...................   $     355,938              --             --              --              --             --
 Accrued expenses ...................       2,143,818              --             --              --              --             --
 Rents received in advance ..........          23,902              --             --              --              --             --
 Tenant security deposits ...........         492,175              --             --              --              --             --
                                        -------------   -------------   ------------    ------------   -------------    -----------
                                            3,015,833              --             --              --              --      3,072,399
Shareholders' equity
 Common stock .......................     148,058,824              --             --              --              --      1,665,253
 Class B convertible stock ..........          20,000              --             --              --              --             --
 Receivable from officer-shareholder.         (20,000)             --             --              --              --             --
 Distributions greater than net
  income ............................         171,763              --             --              --              --             --
                                        -------------   -------------   ------------    ------------   -------------    -----------
                                          148,230,587              --             --              --              --      1,665,253
                                        -------------   -------------   ------------    ------------   -------------    -----------
 Total Liabilities and Shareholders'
  Equity ............................   $ 151,246,420   $          --   $         --    $         --   $          --    $ 4,737,652
                                        =============   =============   ============    ============   =============    ===========

                                               PACE'S       PEPPER                         EMERALD
                                               POINT        SQUARE        NEWPORT            OAKS         ESTRADA
                                             PRO FORMA     PRO FORMA     PRO FORMA        PRO FORMA      PRO FORMA         TOTAL
                                            ADJUSTMENTS    ADJUSTMENTS   ADJUSTMENTS     ADJUSTMENTS    ADJUSTMENTS      PRO FORMA
                                          --------------- ------------- ------------   --------------- ------------- ---------------
          DATE OF ACQUISITION                 7/17/98        7/17/98       7/24/98         7/24/98        7/27/97
ASSETS
Investment in rental property
 Land..................................    $  1,951,401    $ 1,675,594   $   511,658    $    881,191   $ 1,812,030    $  34,630,165
 Building and improvements ............       9,527,427      3,560,637     5,884,065      10,133,695     7,724,970      161,470,239
 Furniture and fixtures ...............              --             --            --              --            --        1,410,819
                                           ------------    -----------   -----------    ------------   -----------    -------------
                                             11,478,828      5,236,231     6,395,723      11,014,886     9,537,000      197,511,223
 Less accumulated depreciation.........              --             --            --              --            --       (2,787,548)
                                           ------------    -----------   -----------    ------------   -----------    -------------
                                             11,478,828      5,236,231     6,395,723      11,014,886     9,537,000      194,723,675
 Cash and cash equivalents ............              --             --            --              --            --        4,058,010
 Prepaid expenses .....................              --             --            --              --            --           90,784
 Other assets .........................              --             --            --              --            --          774,271
                                           ------------    -----------   -----------    ------------   -----------    -------------
                                                     --             --            --              --            --        4,923,065
                                           ------------    -----------   -----------    ------------   -----------    -------------
Total Assets ..........................    $ 11,478,828    $ 5,236,231   $ 6,395,723    $ 11,014,886   $ 9,537,000    $ 199,646,740
                                           ============    ===========   ===========    ============   ===========    =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
 Notes payable ........................    $  7,713,617    $ 3,643,424   $ 3,043,873    $  6,685,706            --    $  24,159,019
 Accounts payable .....................              --             --            --              --            --          355,938
 Accrued expenses .....................              --             --            --              --            --        2,143,818
 Rents received in advance ............              --             --            --              --            --           23,902
 Tenant security deposits .............              --             --            --              --            --          492,175
                                           ------------    -----------   -----------    ------------   -----------    -------------
                                              7,713,617      3,643,424     3,043,873       6,685,706            --       27,174,852
Shareholders' equity
 Common stock .........................       3,765,211      1,592,807     3,351,850       4,329,180     9,537,000      172,300,125
 Class B convertible stock ............              --             --            --              --            --           20,000
 Receivable from officer-shareholder ..              --             --            --              --            --          (20,000)
 Distributions greater than net
   income .............................              --             --            --              --            --          171,763
                                           ------------    -----------   -----------    ------------   -----------    -------------
                                              3,765,211      1,592,807     3,351,850       4,329,180     9,537,000      172,471,888
                                           ------------    -----------   -----------    ------------   -----------    -------------
 Total Liabilities and Shareholders'
   Equity .............................    $ 11,478,828    $ 5,236,231   $ 6,395,723    $ 11,014,886   $ 9,537,000    $ 199,646,740
                                           ============    ===========   ===========    ============   ===========    =============

Notes to Pro Forma Balance Sheet

Pro Forma adjustments represent the purchase price of the related property, including the 2% acquisition fee to Cornerstone Realty Income Trust, Inc.
allocated between land and building. Adjustments to cash and common stock reflect the use of net proceeds from sales of common stock from the Company's continuous offering to purchase properties. Adjustments to notes payable reflect the debt assumed on 5 of the 13 acquisitions.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APPLE RESIDENTIAL INCOME TRUST, INC.

                                        By: /s/ Glade M. Knight
                                           ------------------------------------
                                           Glade M. Knight
                                           President of Apple Residential
                                           Income Trust, Inc.

Date: August 3, 1998

                                 EXHIBITS INDEX

                      APPLE RESIDENTIAL INCOME TRUST, INC.
                    FORM 8-K/A TO FORM 8-K DATED JULY 1, 1998

 EXHIBIT NUMBER         EXHIBIT
 --------------         -------

     23.1               Consent of Independent Auditors